Leases	12 Months Ended
Dec. 31, 2018
Leases [Abstract]
Leases
Leases

The Company leases most of its retail and mail order dispensing pharmacy locations, and certain distribution centers and corporate offices under noncancelable operating leases, typically with initial terms of 15 to 25 years and with options that permit renewals for additional periods. The Company also leases certain equipment and other assets under noncancelable operating leases, typically with initial terms of 3 to 10 years.

In December 2015, in connection with the acquisition of the pharmacy and clinic businesses of Target, the Company entered into lease agreements with Target for the pharmacy and clinic space within Target stores. Given that the noncancelable contractual term of the pharmacy lease arrangement exceeds the remaining estimated economic life of the buildings being leased, the Company concluded for accounting purposes that the lease term was the remaining economic life of the buildings. Consequently, most of the individual Target pharmacy and clinic leases are capital leases.

Minimum rent on operating leases is expensed on a straight-line basis over the term of the lease. In addition to minimum rental payments, certain leases require additional payments based on sales volume, as well as reimbursement for real estate taxes, common area maintenance and insurance, which are expensed as incurred.

The following table is a summary of the Company’s net rental expense for operating leases for the years ended December 31:

In millions	2018	2017	2016
Minimum rentals	$2,528	$2,455	$2,418
Contingent rentals	28	29	35
Rental expense	2,556	2,484	2,453
Less: sublease income	(21)	(24)	(24)
Total rental expense, net	$2,535	$2,460	$2,429

The following table is a summary of the future minimum lease payments under capital and operating leases as of December 31, 2018:

	Capital	Operating
In millions	Leases	Leases(1)
2019	$74	$2,690
2020	73	2,544
2021	73	2,399
2022	73	2,233
2023	73	2,110
Thereafter	875	16,004
Total future lease payments (2)	1,241	$27,980
Less: imputed interest	(599)
Present value of capital lease obligations	$642

_____________________________________________

(1)	Future operating lease payments have not been reduced by minimum sublease rentals of $164 million due in the future under noncancelable subleases.

(2)
The Company leases pharmacy and clinic space from Target. Amounts related to such capital and operating leases are reflected above. Amounts due in excess of the remaining estimated economic life of the buildings of approximately $2.1 billion are not reflected herein since the estimated economic life of the buildings is shorter than the contractual term of the lease arrangement.

The Company finances a portion of its store development program through sale-leaseback transactions. The properties are generally sold at net book value, which generally approximates fair value, and the resulting leases generally qualify and are accounted for as operating leases. The operating leases that resulted from these transactions are included in the above table. The Company does not have any retained or contingent interests in the stores and does not provide any guarantees, other than a guarantee of lease payments, in connection with the sale-leaseback transactions. There were no sale-leaseback transactions in 2018. Proceeds from sale-leaseback transactions totaled $265 million and $230 million in 2017 and 2016, respectively.